Exhibit 10.9
FIRST AMENDMENT TO THE
FIRST NIAGARA FINANCIAL GROUP
PINNACLE INCENTIVE COMPENSATION PLAN
WHEREAS, First Niagara Financial Group (the “Company”) established the Pinnacle Incentive Compensation Plan (the “Plan”), effective January 1, 2005, as a short-term cash incentive compensation plan; and
WHEREAS, under the Plan, if specified performance targets are met, eligible individuals will receive a cash lump sum payment in February following the close of the calendar year in which the incentive compensation was earned; and
WHEREAS, Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and the 2007 final regulations issued thereunder (the “Final Regulations”), provide that, so long as bonus plans provide for payment by March 15 of the year after the year in which the amounts are earned, all payments under such written bonus plans (i) are exempt from 409A under the “short term deferral rule” and (ii) payments may actually be made, under a rule of administrative convenience, by December 31 of the year after the year in which the incentive compensation was earned;
NOW THEREFORE, the Plan is hereby amended as follows:
Page 7 of the Plan is hereby amended to read as follows, effective January 1, 2005:
How and When Awards Are Paid
In general, incentive awards will be paid in a separate check in the mid-February time period to allow for complete end-of-prior-year performance results to be finalized. However, in any event, payments shall be made no later than March 15 of the year after the year in which the incentive awards are earned, such that the payments will be exempt from Section 409A of the Internal Revenue Code, as amended, under the “short term deferral rule” set forth in the 2007 Final Treasury Regulations issued under Code Section 409A.
IN WITNESS WHEREOF, this First Amendment has been signed on the date set forth below.

FIRST NIAGARA FINANCIAL GROUP, INC.
December 4, 2008	By:	/s/ John R. Koelmel
Date		Date John R. Koelmel
President & CEO

“Get Involved” in
Top Performance
Share FNFG’s Success through the Pinnacle Incentive Compensation Plan

“Get Involved,” Get Recognized, Get Rewarded
First Niagara Financial Group is committed to being the best in all we do. To achieve that goal, FNFG developed the Pinnacle Incentive Compensation Plan to recognize and reward our collective success and those who make significant contributions to that success. The Plan takes effect as of January 1, 2005 for performance during 2005 and subsequent calendar years.
The Pinnacle of our Strategy
The Pinnacle Incentive Plan encourages and rewards your involvement and contributions directly in line with the goals of our Strategic Blueprint, driving for top results in the following areas:
•	improved financial performance

•	holistic financial solutions

•	improved Human Capital Management

•	simplified business processes, and

•	delivery of a unique brand of service.
Your Pinnacle Incentive Plan award will take into account your individual contributions as well as the contributions of the entire team. Here are the components of your incentive opportunity:
Pinnacle Incentive Compensation Opportunity Based On...
•	Individual goals—your performance, beyond daily responsibilities, supporting the broader goals of your team/business unit and the Company

•	Team goals—your business unit, department, or function’s performance in achieving key metrics and performance standards

•	Company goals—FNFG achieving Earnings Per Share (EPS) and Return on Assets (ROA) goals
Our total compensation philosophy
FNFG is committed to offering compensation and benefits programs that motivate, recognize, and reward employees for offering products and services that meet all the financial needs and exceed the expectations of our customers.
Rewards Where You Make a Positive Impact
FNFG expects everyone to work as a team for the Company’s success. That’s why a portion of everyone’s incentive opportunity is tied to Company performance and team/Business Unit performance.

How much of your total incentive is tied to Company goals depends on the extent to which you have direct accountability for First Niagara’s Company Goals. If your accountability for Company performance is significant, a slightly greater portion of your incentive will be tied to Company performance than someone in a job with indirect accountability for Company performance, as shown below.
Your manager will discuss your specific goals and target incentive opportunity when you plan for the year.
To sum it up, pinnacle performance—as an individual, a team, and a Company— will result in top rewards.
Pinnacle Performance: What It Means To You
Who’s Eligible
All non-exempt and exempt non-Officers and Officers of FNFG, employed as of October 1st of the plan year, who do not earn commission are eligible for the Pinnacle Incentive Compensation Plan.

The following employees are not eligible for the incentive compensation plan:
•	participants under the Consumer Bank Incentive Compensation Plan

•	employees who earn commissions

•	participants in another producer or commissioned sales plan already established by the Company for 2005

•	temporary employees

At a Glance...How the Plan Works
There are four main phases that lead to an incentive payout for achievement of performance goals. The main phases span a complete calendar (performance) year, beginning with goal setting in Quarter 1 and payouts taking place in Quarter 1 of the following calendar year.
•	Getting Involved
•	Goal Setting

•	Making Successful Contributions to the Strategic Blueprint
•	Incentive Pool Funding

•	Getting Recognized & Rewarded—Determining and Delivering Individual Incentive Awards

Determining and Communicating Measures, Goals, Objectives
Company goals, team (Business unit/dept) measures, and individual objectives are determined at the beginning of the performance year. Each business unit sets up goals that ultimately link to the Strategic Blueprint. Your manager will meet with you to share the Company’s and the team’s performance measures and goals as well as to discuss and define your Individual measures and goals for the year.
Individual performance measures and goals will be tied to the Strategic Blueprint and will be SMART goals, Specific, Measurable, Action oriented, Realistic, and Time/budget controlled.
The table below shows how each performance category (its weighting, measures, and goals) relates to the Company’s job roles to make up a target incentive opportunity. Important: the Company must achieve threshold Net Income in order to fund the incentive pool.
Your Incentive Compensation Opportunity
Performance Categories and Performance Measures

	Performance	Weighting*	Performance
Job Role	Category	(% of Target)	Measure	Goal
Non-Exempt Employees (not covered under the Consumer Bank Incentive Plan)	Company	10%	EPS ROA	84¢ per share 1.17%

	Team (Business Unit/Department)	60% — 90%	Service standards	Exceed Objective
			Key Financial Measures	For ex., end year at 90% of operating budget
			Employee Development	Completing Individual Development Plans

	Individual	0% — 30%	Contribution to success of Strategic Blueprint action plans	Achievement of Goal
Sales/Service Goals

Exempt Employees and Individual Contributor Role Officers without Direct Reports	Company	15%	EPS ROA	84¢ per share 1.17%
	Team (Business Unit/Department)	45% — 65%	Service standards	Exceed Objective
			Key Financial Measures	For ex., end year at 90% of operating budget
			Retention of Key Talent	Retain 100% of high performing talent

	Individual	20% — 40%	Contribution to success of Strategic Blueprint action plans	Achievement of Goal
Sales/Service Goals

*	Weighting is based on how much your role and responsibilities directly influence the performance category. Weightings add up to 100% of your incentive opportunity. Actual weightings will be communicated during performance planning.

Performance Categories and Performance Measures
Continued

	Performance	Weighting*	Performance
Job Role	Category	(% of Target)	Measure	Goal
Non-commissioned Producers	Company	10%	EPS	84¢ per share
			ROA	1.17%

	Team (Business
	Unit/Department)	30%	Service standards	Exceed Objective

			Key Financial	For ex., end year
			Measures	at 90% of operating
				budget

			Employee Development	Completing Individual
				Development Plans

	Individual	60%	Contribution to	Achievement of Goal
			success of
			Strategic Blueprint
			action plans

Officers and Managers with Direct Reports	Company	20%	EPS ROA	84¢ per share 1.17%

	Team (Business
	Unit/Department)	65%	Service standards	Exceed Objective

			Key Financial	For ex., end year
			Measures	at 90% of operating
				budget

			Retention of Key Talent	Retain 100% of high
				performing talent

	Individual	15%	Contribution to	Achievement of
			success of	Goal
			Strategic Blueprint
			action plans

Senior Officers (VP/SVP) Reporting Directly to Executive Steering	Company	30%	EPS ROA	84¢ per share 1.17%

	Team (Business
	Unit/Department)	50% — 60%	Service standards	Exceed Objective

			Key Financial	For ex., end year
			Measures	at 90% of operating
				budget

			Retention of Key	Retain 100% of high
			Talent	performing talent

	Individual	10% — 20%	Contribution to	Achievement of Goal
			success of
			Strategic Blueprint
			action plans

*	Weighting is based on how much your role and responsibilities directly influence the performance category. Weightings add up to 100% of your incentive opportunity. Actual weightings will be communicated during performance planning.
Funding the Incentive Pool
Funding of the incentive pool is based on FNFG achieving pre-determined Net Income goals. If threshold, or minimum, Net Income goals are not achieved, incentive payments are not funded and may not be paid.

Determining and Delivering Your Individual Incentive Compensation Award
Following are a few examples of what a Pinnacle Incentive Compensation award can look like based on varying levels of Company, team (business unit), and individual performance.
Branch Managers’ Note: Branch Managers will receive 80% of their incentive from the Consumer Bank Incentive Plan and 20% from the Pinnacle Plan (assuming that incentive pools are funded and performance goals are achieved).
At Target Performance
Let’s see how an incentive award is determined for a mid-level supervisor, assuming the Company, the team (business unit) and the employee meet 100% of performance goals. This employee’s annual base salary is $40,000, with a target incentive of 10% of salary. For example purposes, the target incentive opportunity is $40,000 x 10% = $4,000.

	Weighting
Performance	(% of target	Performance		Attainment	Incentive
Category	award)	Measures	Goal	of Goal	Payout
Company	20%	Earnings per Share	84¢ per share	100%	$400
Assumes FNFG meets threshold Net Income goal & pool is funded		Return on Assets	1.17%	100%	$400

Team	65%	Unit/Department	Achievement of goal	100%	$866
(Business Unit/Department)		Service Standards

		Key Financial	Achievement of goal	100%	$867
		Measures

		Retention of Key	Retention of top	100%	$867
		Talent	talent

Individual	15%	Contribute to	Achievement of goal	100%	$300
		Strategic Blueprint
		actions

		Sales/Service Goals	Achievement of goal	100%	$300

Total Incentive Payout: 100% Goal Attainment, 100% of Target					$4,000

Note: For the purpose of this example, the category weight was divided equally among the number of performance measures in the category. Managers have full discretion to allocate category weight among performance measures as appropriate, with the exception of Company goals where the weight must be divided equally between Growth in EPS and ROA.

Below Target Performance
Let’s see how an incentive award is determined for the same supervisor, assuming the Company meets goals, but the team (business unit) and the employee do not meet target performance goals. This employee’s annual base salary is $40,000, with a target incentive of 10% of salary. For example purposes, the target incentive opportunity is $40,000 x 10% = $4,000.

	Weighting
Performance	(% of target	Performance		Attainment	Incentive
Category	award)	Measures	Goal	of Goal	Payout
Company	20%	Earnings per Share	84¢ per share	100%	$400
Assumes FNFG meets threshold Net Income goal & pool is funded		Return on Assets	1.17%	100%	$400

Team	65%	Unit/Department	Achievement of goal	95%	$823
(Business		Service Standards
Unit/Department)
		Key Financial	Achievement of goal	95%	$823
		Measures

		Retention of Key	Retention of top	95%	$823
		Talent	talent

Individual	15%	Contribute to	Achievement of goal	90%	$270
		Strategic Blueprint
		actions

		Sales/Service Goals	Achievement of goal	90%	$270

Total Incentive Payout (95% of target)					$3,809

Please note that the projections above are displayed for the sole purpose of providing you with a better understanding of the incentive compensation plan. Actual incentive awards are determined by Company, team, and individual performance goals and results—and are subject to review and approval by the Executive Officer of your business unit.
How and When Awards Are Paid
In general, incentive awards will be paid in a separate check in the mid-February time period to allow for complete end-of-prior-year performance results to be finalized.

What Happens If....
Promotions
•	If your promotion impacts your target award amount, your manager will inform you. You will be eligible for a revised target award on a pro-rated basis, effective from the date of your promotion.
Transfers
•	If you transfer from a participating business unit to a non-participating business unit or from a non-participating business unit to a participating business unit, you may be eligible for a pro-rated incentive award. Any pro-rated incentive will be based on FNFG achievement of Net Income, EPS and ROA goals, individual/team accomplishments and the portion of the plan year worked at the participating business unit.
Demotions
•	If your demotion impacts your target award amount, your manager will inform you. You will be eligible for a revised target award on a pro-rated basis, effective from the date of your demotion.
Leave FNFG
•	Rehire— Individuals who terminate employment from the Company during the year and are later rehired will have their incentive eligibility determined as of the date of their rehire.
•	Voluntary termination— If you terminate employment voluntarily before the incentive payout date, you will not be eligible to receive an incentive award.
•	Involuntary termination— If employment is terminated involuntarily, you will not be eligible for an incentive award.

Defining Important Terms
Business Unit/Business Unit Pool
•	FNFG’s business units are Consumer Banking, Commercial Banking, Financial Services (Wealth and Risk Management) Finance, Technology & Operations, and Administration.
•	The Company Pool is allocated to the Business Unit Pool based on eligible wages and target awards for that team/Business Unit. The CEO may distribute more or less than the Company-funded percentage to the team/Business Unit, based on its performance and contribution to the organization’s results.
Earnings Per Share
•	Earnings, also known as net income or net profit, are the money that is left over after a Company pays all of its bills. Earnings Per Share is calculated by dividing the dollar amount of the earnings the Company reports over the past 12 months by the number of shares it currently has outstanding.
Company Pool
•	The Company Pool, also known as the Pinnacle Incentive Plan Pool, begins to be funded when FNFG achieves a threshold percentage of its Net Income goal. As FNFG improves the percent of Net Income goal achieved, the Company Pool continues to increase. No incentive payments will be made if FNFG does not achieve the minimum threshold of its Net Income goal.
Net Income Goal
•	FNFG’s Net Income is the Bank’s earnings after paying taxes and all other expenses. FNFG must achieve a minimum threshold Net Income goal in order to fund incentive payments.

Performance Year
•	The performance year for determining incentive awards is the calendar year.
Return on Assets
•	Return on Assets (ROA) tells you “what the Company can do with what it’s got,” i.e., how many dollars of profits we can achieve for each dollar of assets we control. Return on Assets is determined by dividing net earnings by total assets.
Strategic Blueprint
•	Our Strategic Blueprint is the plan that will guide FNFG to the next performance level by placing customers at the center of what we do. The Strategic Blueprint clearly defines FNFG’s Vision, Values, and strategic business drivers, and articulates “what,” “how,” and “when” FNFG will execute on each driver to achieve our stretch performance goals.
Target Award
•	Your target award is a percentage of your wages. Your target percentage is based on your job position and ability to influence Company performance results. Your manager will communicate your target award during performance planning for the year, or, if you are newly hired, your target award will be stated in your employment offer letter.

Defining Important Terms (continued)
Threshold
•	Threshold means the minimum level of goal attainment.
Wages
•	Wages include base salary, special situations pay, and your contributions to 401(k) and Flex 125 deferrals during the calendar year. Wages do not include other benefit pay, incentive pay under this Pinnacle Plan, The Consumer Bank Incentive Plan, EIP/MIP or predecessors, other special incentive pay, and non-cash, or stock, compensation paid in the calendar year.
Weighting
•	Weighting-or how much of your total incentive is tied to a performance category- depends on the extent to which you have direct accountability for First Niagara’s Company Goals. If your accountability for Company performance is significant, a slightly greater portion of your incentive will be tied to Company performance than someone in a job with indirect accountability for Company performance. Total weightings in all performance categories add up to 100% of your incentive opportunity.

An Overview of Our Pay & Performance System
Before your manager sits down with you to develop a performance plan or communicate pay or incentives, FNFG has done a substantial amount of industry research and job analysis. It’s a key part of our Strategic Blueprint: to offer a competitive pay program and effective performance development process. Here’s an overview of how we constructed our pay and performance management system to do just that.

About This Summary
This is a brief summary of the Pinnacle Incentive Compensation Plan effective January 1, 2005 for the 2005 calendar year. It is not a guarantee of eligibility for incentive compensation or the receipt of an incentive compensation award.
Nothing in this brochure or the plan document gives FNFG the right to require an employee to remain employed, to interfere with an employee’s right to terminate employment, or gives an employee the right to be employed or remain employed by FNFG.
FNFG can modify, suspend, reinstate, or terminate the incentive compensation plan at any time with or without notice to employees. The actual terms and conditions of FNFG’s incentive compensation program are contained in the administrative documents, which will govern in case of any questions about eligibility, opportunities, and rewards.